Motley Fool Mid-Cap Growth ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 98.1%	Shares	Value
Aerospace & Defense - 3.8%
Axon Enterprise, Inc. (a)	9,985	$ 4,480,469

Air Freight & Logistics - 4.6%
GXO Logistics, Inc. (a)	107,358	5,379,709

Capital Markets - 10.0%
Morningstar, Inc.	9,247	1,683,139
StoneX Group, Inc. (a)	88,471	10,028,188
		11,711,327

Consumer Staples Distribution & Retail - 2.3%
Performance Food Group Co. (a)	27,223	2,673,026

Financial Services - 3.8%
Toast, Inc. - Class A (a)	168,558	4,387,565

Health Care Equipment & Supplies - 10.2%
Alphatec Holdings, Inc. (a)	145,176	1,125,114
Cooper Cos., Inc. (a)	29,422	1,800,921
DexCom, Inc. (a)	81,981	6,045,279
Penumbra, Inc. (a)(b)	9,045	2,879,023
		11,850,337

Health Care Providers & Services - 5.0%
HealthEquity, Inc. (a)	65,901	5,798,629

Hotels, Restaurants & Leisure - 1.2%
Wingstop, Inc. (b)	9,186	1,441,835

Insurance - 3.3%
Brown & Brown, Inc. (b)	69,229	3,894,131

IT Services - 3.6%
MongoDB, Inc. (a)	12,693	4,259,136

Life Sciences Tools & Services - 8.6%
Waters Corp. (a)	11,732	4,500,043
West Pharmaceutical Services, Inc.	17,138	5,532,318
		10,032,361

Professional Services - 3.9%
Broadridge Financial Solutions, Inc.	29,605	4,550,881

Software - 19.8%
Alarm.com Holdings, Inc. (a)	51,211	2,310,128
Autodesk, Inc. (a)	9,484	2,193,744
Datadog, Inc. - Class A (a)	18,932	4,682,830
Guidewire Software, Inc. (a)	35,596	5,434,441
HubSpot, Inc. (a)(b)	7,407	1,634,206

Monday.com Ltd. (a)(b)	15,717		1,314,256
Tyler Technologies, Inc. (a)	14,665		4,592,345
Zscaler, Inc. (a)	6,609		923,476
			23,085,426

Specialized REITs - 4.5%
SBA Communications Corp.	25,794		5,240,309

Specialty Retail - 2.1%
Tractor Supply Co.	77,124		2,431,720

Trading Companies & Distributors - 11.4%
Fastenal Co.	62,700		2,771,340
QXO, Inc. (a)(b)	307,038		5,296,405
SiteOne Landscape Supply, Inc. (a)	30,358		3,296,879
Watsco, Inc. (b)	5,129		1,882,856
			13,247,480
TOTAL COMMON STOCKS (Cost $88,627,668)			114,464,341

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.2%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (c)	13,097,662		13,097,662
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $13,097,662)			13,097,662

TOTAL INVESTMENTS - 109.3% (Cost $101,725,330)			127,562,003
Liabilities in Excess of Other Assets - (9.3)%		(0.09288)	(10,841,272)
TOTAL NET ASSETS - 100.0%			$ 116,720,731

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $12,875,528.
(c)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Motley Fool Mid-Cap Growth ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 114,464,341	$ –	$ –	$ 114,464,341
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	13,097,662
Total Investments	$ 114,464,341	$ –	$ –	$ 127,562,003

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.